                                                                   Exhibit 10.19

                          REGISTRATION RIGHTS AGREEMENT


         This Registration Rights Agreement is made as of this 1st day of September, 1999, by and among iTurf Inc., a Delaware corporation (the "Company"), and the persons set forth on the signature pages hereto (each a "Seller" and collectively, the "Sellers").

         WHEREAS, concurrently with the execution and delivery of this Agreement, the Company is acquiring T@ponline.com, Inc., a New Jersey corporation ("Taponline"), through the merger (the "Merger") of a wholly owned subsidiary of the Company ("Merger Sub") with and into Taponline, pursuant to which the Sellers are acquiring shares of iTurf's Class A common stock, par value $.01 per share (the "Shares") upon the terms and conditions set forth in the Merger Agreement (the "Merger Agreement"), dated as of August 9, 1999 by and among the Company, Merger Sub, Taponline, MarketSource Corporation and the Sellers; and

          WHEREAS, pursuant to the Merger Agreement, the Company wishes to grant certain registration rights to the Sellers with respect to the Shares as set forth in this Agreement.

         NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:

         1.       DEFINITIONS.  For purposes of this Agreement:

         (a) "Common Stock" means the Class A common stock, par value $.01 per share, of the Company.

         (b) "Closing" means the closing of the Merger pursuant to the Merger Agreement.

         (c) "Dispose of" means to (x) offer, sell, pledge, hypothecate or otherwise dispose of Shares or (y) establish or increase any "put equivalent position" (as defined in Rule 16a-1(h) under the Exchange Act) with respect to Shares.

         (d) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         (e) Holder" means any Person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 8.

         (f) "Person" means any individual, partnership, limited liability company, joint venture, corporation, association, trust or any other entity or organization.

         (g) "Register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

         (h) "Registrable Securities" means all of the unregistered shares of Common Stock issuable to and acquired by the Sellers pursuant to the Merger Agreement and any shares of Common Stock issued or issuable with respect to any such shares of Common Stock by way of stock dividend or stock split, or in connection with a combination of shares, recapitalization, merger, consolidation, or other reorganization or otherwise; PROVIDED, HOWEVER, that any Registrable Securities sold by a Holder in a transaction in which such Holder's rights under this Agreement are not assigned pursuant to Section 8 below shall cease to be Registrable Securities from and after the time of such sale.

         (i) "SEC" means the Securities and Exchange Commission.

         (j) "Securities Act" means the Securities Act of 1933, as amended.

         (k) "Sellers" means all of the persons other than iTurf Inc. whose names are set forth on the signature pages hereto.

         (l) "Violation" means any of the following statements, omissions or violations: (i) any untrue statement or alleged untrue statement of a material fact contained in a registration statement under this Agreement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto or any documents filed under state securities or "blue sky" laws in connection therewith, (ii) the omission or alleged omission to state in any of the foregoing a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other federal, state or common law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law.

         2.       REGISTRATION.

         (a) The Company shall prepare and, on or prior to the earlier of (i) December 15, 1999 and (ii) the second trading day following the first public release of the Company's results of operations for the quarter ending October 31, 1999 (the "Registration Date"), file with the SEC one or more Registration Statements on Form S-1 (or if Form S-1 is not then available, on such form of registration statement as is then available to effect a registration of the Registrable Securities) and pursuant to Rule 415 covering the resale from time to time by the holders thereof of all Registrable Securities issued or issuable pursuant to the Merger Agreement; PROVIDED, HOWEVER, that if prior to the Company's filing of a registration statement pursuant to this Section 2(a), the Sellers collectively have Disposed of, or the Company shall have registered, more than 90% of the Registrable Securities, the Company's obligations under this Section 2(a) shall cease. The Company shall use its best commercial efforts to cause any Registration Statement filed pursuant to this
Section 2(a) to become effective on or prior to the Registration Date and remain effective for 24 months thereafter.

         (b) Notwithstanding Section 2(a) above, if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 2, a certificate signed by a senior officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed by reason of a material pending transaction and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than one hundred twenty (120) days; PROVIDED, HOWEVER, that the Company during such deferment may not file a registration statement for securities to be issued and sold for its own account or that of other stockholders.

         (c) If (but without any obligation to do so) at any time the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its stock or other securities under the Securities Act in connection with a public offering (whether for the account of the Company or for selling stockholders) of such securities solely for cash (other than a registration on Form S-8 relating solely to the sale of securities to participants in a Company stock plan or to other compensatory arrangements to the extent includible on Form S-8, or a registration on Form S-1), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within ten (10) days after receipt by such Holder of such notice by the Company in accordance with Section 14, the Company shall, subject to Section 2(d), use its best commercial efforts to cause to be registered under the Securities Act that number of Registrable Securities that each such Holder has requested to be registered. The Company shall have no obligation under this
Section 2(c) to make any offering of its securities, or to complete an offering of its securities that it proposes to make, and shall incur no liability to any Holder for its failure to do so. No registration effected under this Section 2(c) shall relieve the Company of any of its obligations to effect registrations upon request under Section 2(a). Notwithstanding anything herein to the contrary, following the first anniversary of the Closing, "Holders" for purposes of this Section 2(c) shall be limited to Martin D. Levine, the Jonathan L. Levine Grantor Trust u/t/a/d January 1, 1995 and the Lauren E. Levine Grantor Trust u/t/a/d January 1, 1995.

         (d) In connection with any offering involving an underwriting of shares being issued by the Company, the Company shall not be required under Section 2(c) to include any Holder's securities in such underwriting unless such Holder accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by the Company, and then only in such quantity as will not, in the opinion of the underwriters, jeopardize the success of the offering by the Company; PROVIDED, HOWEVER, that (i) no Holder participating in such underwriting shall be required to make any representations, warranties or indemnities except as they relate to such Holder's ownership of shares and authority to enter into the underwriting agreement and such Holder's intended method of distribution, and
(ii) the liability of such Holder shall be limited to an amount equal to the net proceeds from the offering received by such Holder. Notwithstanding any other provision of this Agreement, if the managing underwriter or underwriters determine(s) in good faith that marketing factors require a limitation of the number of securities to be underwritten, then the managing underwriter(s) may exclude securities (including Registrable Securities) from the registration and the underwriting, and the number of securities that may be included in the registration and the underwriting shall be allocated, first, to the Company, second to dELiA*s Inc. and third to any other holders of securities of the Company entitled to inclusion in such registration (including the Sellers) on a pro rata basis based upon the number of shares of Common Stock proposed to be offered. Notwithstanding any provision in this Agreement, no Holder shall be entitled to include its Registrable Securities in any underwritten public offering pursuant to Section 2(c) to the extent that a portion of the profit realized by it upon the sale of such securities would be deemed to inure to the Company under Section 16(b) of the Securities Exchange Act of 1934, as amended.

         3. OBLIGATIONS OF THE COMPANY. Whenever required under this Agreement to effect the registration of any Registrable Securities, the Company shall use its best commercial efforts to:

         (a) Furnish (at no cost) to the Holders such number of copies of any registration statement and of each amendment and supplement thereto filed with the SEC, such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents incorporated by reference in the registration statement and such other documents as Holders may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

         (b) Register and qualify the securities covered by such registration statement under such other securities or "blue sky" laws of such states or U.S. jurisdictions as shall be reasonably requested by the Holders and do any and all other acts and things which may be reasonably necessary to enable each participating Holder to consummate the disposition of the Registrable Securities owned by it in such jurisdiction; PROVIDED that the Company shall not be required in connection therewith or as a condition thereto (i) to qualify to do business in any state or jurisdiction where it would not otherwise be required to qualify but for the requirements of this clause (d), or (ii) to file a general consent to service of process in any such state or jurisdiction.

         (c) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and if it is necessary to amend or supplement such prospectus to comply with law, and at the request of any other Holder, prepare and furnish, at no cost, to such Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of Shares of Common Stock, such prospectus shall not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances then existing, not misleading and so that such prospectus, as amended or supplemented, will comply with law.

         (d) Prepare and file with the SEC such amendments (including post-effective amendments) and supplements to any such registration statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

         (e) Promptly notify each selling Holder of Registrable Securities covered by such registration statement: (i) when such registration statement or any post-effective amendment to the registration statement has been declared effective by the SEC, (ii) of any request by the SEC for amendments or supplements to such registration statement or prospectus or for additional information; and (ii) of the receipt by the Company of any notification from any public board or body with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for that purpose.

         (f) Promptly notify each selling Holder of Registrable Securities of the issuance of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose and the Company shall use its reasonable best efforts to prevent the issuance of any stop order, or if any order is issued, to obtain the withdrawal thereof.

         (g) Take all actions necessary to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities and the transfer thereof upon resale by the Holder of such Registrable Securities in accordance with the applicable prospectus.

         (h) Cause all Registrable Securities registered pursuant hereto on a Registration Statement for resale by a Holder to be listed on each securities exchange or included for trading in such automated quotation system on or in which the shares of Common Stock are then listed or included.

         (i) Otherwise use its best commercial efforts in its performance of its obligations hereunder to comply with all applicable rules and regulations of the SEC and of state securities commissions and any stock exchange or automated quotation system.

         4. HOLDER SHALL FURNISH INFORMATION. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to the Registrable Securities of any Holder that such Holder shall furnish to the Company such information regarding himself, herself or itself, the Registrable Securities held by him, her or it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

         5. EXPENSES OF REGISTRATION. The Company shall bear and pay all expenses incurred by it in connection with any registration, filing or qualification of Registrable Securities with respect to the registration of Registrable Securities, including without limitation all registration, filing and qualification fees, printers' and accounting fees relating or apportionable thereto, but excluding underwriting discounts and commissions relating to Registrable Securities and expenses (including legal fees and expenses) incurred by the selling stockholders.

         6. INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under this Agreement:

         (a) The Company will indemnify and hold harmless each Holder and, if such Holder is a natural person, his or her heirs, personal representatives and assigns, or if such Holder is a corporation, such Holder's directors, officers, stockholders, employees and affiliates, and any underwriter (as defined in the Securities Act) for such Holder and each Person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon a Violation; PROVIDED, HOWEVER, that the indemnity agreement contained in this
Section 6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case to a particular indemnified party for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such indemnified party.

         (b) Each selling Holder will indemnify and hold harmless the Company, each of its directors, officers, stockholders, employees and affiliates, any underwriter (as defined in the Securities Act) for the Company, any other Holder selling securities in such registration statement and each Person, if any, who controls such underwriter or other Holder against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing Persons may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as, and only to the extent that, such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by or on behalf of such Holder expressly for use in connection with such registration; PROVIDED, HOWEVER, that the indemnity agreement contained in this
Section 6(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld.

          (c) Promptly after receipt by an indemnified party under this Section 6 of written notice of the commencement of any action (including any governmental action) involving a claim referred to in Section 6(a) or 6(b) of this Agreement, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties. Notwithstanding the foregoing, any indemnified party shall have the right to retain its own counsel in any such action, but the fees and disbursements of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party shall have failed, within a reasonable time after having been notified of the existence of such action, to assume the defense of such action, or shall have failed to defend diligently such action in accordance with the foregoing; (ii) the indemnifying party and such indemnified party shall have mutually agreed to the retention of such counsel; or (iii) the representation of such indemnified party and the indemnifying party by the counsel retained by the indemnifying party would be inappropriate due to a conflict of interest between them. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the indemnified party under this Section 6 except if, and only to the extent that, the indemnifying party is actually prejudiced thereby; and such failure to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 6. The indemnifying party will not, without the prior written consent of each indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not such indemnified party or any person who controls such indemnified party is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of such indemnified party from all liability arising out of such claim, action suit or proceeding and such settlement, compromise or consent involves only the payment of money and such money is actually paid by the indemnifying party. Whether or not the defense of any claim or action is assumed by the indemnifying party, such indemnifying party will not be subject to any liability for any settlement made without its consent, which consent will not be unreasonably withheld.

         (d) The obligations of the Company and Holders under this Section 6 shall survive the completion of any offering of Registrable Securities in a registration statement under this Agreement and otherwise.

         (e) Any indemnity agreements contained herein shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made or omitted by or on behalf of any indemnified party.

         (f) If for any reason the foregoing indemnity is unavailable or insufficient in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or provides a lesser sum to the indemnified party than the amount hereinafter calculated, in such proportion as is appropriate to reflect not only the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other but also the relative fault of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by or on behalf of the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Notwithstanding anything to the contrary in this Section 6, no Holder shall be required, pursuant to this Section 6, to contribute any amount in excess of the net proceeds received by such indemnifying party from the sale of Shares of Common Stock in the offering to which the losses, claims, damages, liabilities or expenses of the indemnified party relate.

         7. REPORTS UNDER THE EXCHANGE ACT. With a view to making available to the Holders the benefits of Rule 144 under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration statement on Form S-1, the Company agrees to:

         (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

         (b) take such action as is necessary to enable the Holders to utilize a registration statement on Form S-1 for the sale of their Registrable Securities;

         (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

         (d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 under the Securities Act (at any time after the effective date of the first registration statement filed by the Company) and the Securities Act and Exchange

Act (at any time after it has become subject to such reporting requirements) or that it qualifies as a registrant whose securities may be resold pursuant to a registration statement on Form S-1 (at any time it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

         8. ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register Registrable Securities pursuant to this Agreement may be assigned in whole or in part by a Holder to one or more of its partners, employees or affiliates or to one or more transferees or assignees of Registrable Securities (or securities exchangeable into Registrable Securities) acquired by the Holder, provided that such transferee or assignee delivers to the Company a written instrument by which such transferee or assignee agrees to be bound by the obligations imposed on Holders under this Agreement to the same extent as if such transferee or assignee was a party hereto.

         9. AMENDMENT; WAIVER. Any provision of this Agreement may be amended only with the written consent of the Company and each of the Holders and the observance of any provision of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the party to be charged. Any amendment or waiver effected in accordance with this Section 9 shall be binding upon each Holder of Registrable Securities at the time outstanding, each future Holder of all such securities, and the Company.

         10. CHANGES IN REGISTRABLE SECURITIES. If, and as often as, there are any changes in the Registrable Securities, by way of stock split, stock dividend, combination or reclassification, or through merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions of this Agreement, as may be required, so that the rights and privileges granted hereby shall continue with respect to the Registrable Securities as so changed. Without limiting the generality of the foregoing, the Company will require any successor by merger or consolidation to assume and agree to be bound by the terms of this Agreement, as a condition to any such merger or consolidation.

         11. ENTIRE AGREEMENT. This Agreement (together with the Merger Agreement) constitutes the full and entire understanding and agreement among the parties with regard to the subject matter hereof. Nothing in this Agreement, express or implied, is intended to confer upon any Person, other than the parties hereto and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein.

         12. GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the State of New York.

         13. SUCCESSORS AND ASSIGNS. The provisions hereof shall inure to the benefit of, and be binding upon, the successors, permitted assigns (as provided in Section 8), heirs, executors and administrators of the parties hereto.

         14. NOTICES. All notices and other communications provided for herein shall be dated and in writing and shall be deemed to have been duly given (i) on the date of delivery, if delivered personally or by telecopier, receipt confirmed, (ii) on the second following business day, if delivered by a recognized overnight courier service, or (iii) seven days after mailing, if sent by registered or certified mail, return receipt requested, postage prepaid, in each case, to the party to whom it is directed at the following address (or at such other address as any party hereto shall hereafter specify by notice in writing to the other parties hereto):

         (i)      If to the Company, to it at the following address:

                     iTurf Inc.
                  435 Hudson Street
                  New York, NY 10014
                  Attn: General Counsel

         (ii) If to a Seller, to it at the address for such Seller set forth on the signature pages hereto.

         15. SEVERABILITY. Any invalidity, illegality or limitation on the enforceability of this Agreement or any part thereof, by any party, whether arising by reason of the law of the respective party's domicile or otherwise, shall in no way affect or impair the validity, legality or enforceability of this Agreement with respect to the other party. If any provision of this Agreement shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         16. TITLES AND SUBTITLES. The titles of the Sections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

         17. DELAYS OR OMISSIONS; REMEDIES CUMULATIVE. It is agreed that no delay or omission to exercise any right, power or remedy accruing to the parties, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein, or of any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character by a party of any breach or default under this Agreement, or any waiver by a party of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in writing and that all remedies, either under this Agreement, or by law or otherwise afforded to a party, shall be cumulative and not alternative.

         18. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.





                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date and year first above written.


ITURF INC.


By: /S/ DENNIS GOLDSTEIN
    --------------------
Name: Dennis Goldstein
Title:   Chief Financial Officer



/S/ MARTIN D. LEVINE
------------------------
Martin D. Levine



/S/ MARTIN D. LEVINE
------------------------
Martin D. Levine, as Trustee of
the Jonathan L. Levine Grantor
Trust u/t/a/d January 1, 1995


/S/ MARTIN D. LEVINE
------------------------
Martin D. Levine, as Trustee of
the Lauren E. Levine Grantor
Trust u/t/a/d January 1, 1995

/S/ MARTIN D. LEVINE
----------------------
Martin D. Levine, as Attorney-
in-Fact for each of the following
individuals:

David Bidwell
--------------------

Deborah Cheezum
--------------------

Donald Clifford
--------------------

Frank P. Morelli
--------------------

Derek S. White
--------------------

Anthony Fiore
--------------------

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